Exhibit 99.1

AmeriCredit Corporation

Composition of the Receivables
2004-B-M Initial Cut
4/05/04*

	New	Used	Total
Aggregate Principal Balance (1)	$264,064,468.66	$535,945,444.24	$800,009,912.90
Number of Receivables in Pool	16,446	49,440	65,886
Percent of Pool by Principal Balance	33.01%	66.99%	100.00%
Average Principal Balance	$16,056.46	$10,840.32	$12,142.34
Range of Principal Balances	($276.11 to $76,483.02)	($266.62 to $79,614.28)
Weighted Average APR (1)	15.73%	17.58%	16.97%
Range of APRs	(1.90% to 25.99%)	(6.00% to 29.00%)
Weighted Average Remaining Term	60	53	55
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )
Weighted Average Original Term	66	60	62
Range of Original Terms	(24 to 72 months )	(12 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
APR Range (1)	Date	Principal Balance (2)	Receivables	Receivables (2)
1.000%-1.999%	22,919.11	0.00%	1	0.00%
2.000%-2.999%	14,654.26	0.00%	1	0.00%
3.000%-3.999%	86,667.52	0.01%	5	0.01%
4.000%-4.999%	91,132.08	0.01%	5	0.01%
5.000%-5.999%	185,583.66	0.02%	9	0.01%
6.000%-6.999%	707,934.91	0.09%	101	0.15%
7.000%-7.999%	915,843.53	0.11%	46	0.07%
8.000%-8.999%	4,880,548.22	0.61%	244	0.37%
9.000%-9.999%	24,490,355.35	3.06%	1,314	1.99%
10.000%-10.999%	20,592,294.01	2.57%	1,089	1.65%
11.000%-11.999%	22,361,467.10	2.80%	1,262	1.92%
12.000%-12.999%	35,773,023.78	4.47%	2,142	3.25%
13.000%-13.999%	43,848,996.99	5.48%	2,760	4.19%
14.000%-14.999%	53,291,616.26	6.66%	3,524	5.35%
15.000%-15.999%	72,372,617.47	9.05%	5,041	7.65%
16.000%-16.999%	85,931,723.45	10.74%	6,496	9.86%
17.000%-17.999%	125,915,080.92	15.74%	10,895	16.54%
18.000%-18.999%	117,752,163.03	14.72%	10,199	15.48%
19.000%-19.999%	86,479,922.38	10.81%	7,688	11.67%
20.000%-20.999%	54,707,201.99	6.84%	6,007	9.12%
21.000%-21.999%	31,370,218.69	3.92%	4,015	6.09%
22.000%-22.999%	9,213,301.19	1.15%	1,489	2.26%
23.000%-23.999%	6,052,296.66	0.76%	1,065	1.62%
24.000%-24.999%	2,417,169.49	0.30%	389	0.59%
25.000%-25.999%	397,699.13	0.05%	75	0.11%
26.000%-26.999%	57,544.90	0.01%	11	0.02%
27.000%-27.999%	26,910.12	0.00%	5	0.01%
28.000%-28.999%	12,857.96	0.00%	2	0.00%
29.000%-29.999%	40,168.74	0.01%	6	0.01%

TOTAL	800,009,912.90	100.00%	65,886	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

* Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Distribution of the Receivables by Geographic Location of Obligor
2004-B-M Initial Cut
4/05/04*

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
State	Date (1)	Principal Balance (2)	Receivables	Receivables (2)
Alabama	11,978,257.81	1.50%	1,018	1.55%
Arizona	15,657,108.20	1.96%	1,326	2.01%
Arkansas	5,875,811.88	0.73%	388	0.59%
California	96,635,947.27	12.08%	7,027	10.67%
Colorado	5,890,206.67	0.74%	514	0.78%
Connecticut	5,886,003.26	0.74%	617	0.94%
Delaware	4,446,544.39	0.56%	379	0.58%
District of Columbia	1,736,999.35	0.22%	123	0.19%
Florida	83,436,790.58	10.43%	6,543	9.93%
Georgia	25,521,432.40	3.19%	2,058	3.12%
Hawaii	2,449,869.95	0.31%	157	0.24%
Idaho	1,063,913.17	0.13%	79	0.12%
Illinois	32,296,110.38	4.04%	2,724	4.13%
Indiana	16,507,565.47	2.06%	1,428	2.17%
Iowa	3,200,046.37	0.40%	287	0.44%
Kansas	3,309,900.92	0.41%	301	0.46%
Kentucky	13,883,565.92	1.74%	1,180	1.79%
Louisiana	8,462,272.23	1.06%	820	1.24%
Maine	5,605,180.64	0.70%	516	0.78%
Maryland	21,499,411.50	2.69%	1,654	2.51%
Massachusetts	11,133,875.85	1.39%	980	1.49%
Michigan	19,844,534.44	2.48%	1,840	2.79%
Minnesota	4,217,586.81	0.53%	432	0.66%
Mississippi	7,332,576.83	0.92%	604	0.92%
Missouri	9,989,578.86	1.25%	859	1.30%
Nebraska	1,913,743.15	0.24%	182	0.28%
Nevada	9,954,316.92	1.24%	748	1.14%
New Hampshire	3,165,706.61	0.40%	284	0.43%
New Jersey	22,533,502.46	2.82%	1,970	2.99%
New Mexico	6,225,763.94	0.78%	473	0.72%
New York	38,138,928.03	4.77%	3,477	5.28%
North Carolina	19,756,852.88	2.47%	1,709	2.59%
Ohio	40,276,512.24	5.03%	3,588	5.45%
Oklahoma	7,946,286.22	0.99%	650	0.99%
Oregon	6,386,355.94	0.80%	456	0.69%
Pennsylvania	43,567,327.29	5.45%	3,952	6.00%
Rhode Island	1,609,053.66	0.20%	169	0.26%
South Carolina	8,291,628.43	1.04%	701	1.06%
Tennessee	16,463,871.60	2.06%	1,347	2.04%
Texas	91,589,633.83	11.45%	7,159	10.87%
Utah	2,421,318.70	0.30%	208	0.32%
Vermont	2,658,516.39	0.33%	198	0.30%
Virginia	23,219,383.30	2.90%	1,903	2.89%
Washington	16,314,308.26	2.04%	1,139	1.73%
West Virginia	6,795,255.79	0.85%	563	0.85%
Wisconsin	10,791,329.74	1.35%	932	1.41%
Other (3)	2,129,226.37	0.27%	224	0.34%

TOTAL	$800,009,912.90	100.00%	65,886	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Other States
AA	35,690.20	2
AE	195,011.23	24
AK	173,160.14	19
AP	84,812.42	10
GU	6,989.50	2
MT	205,965.23	25
ND	175,440.88	23
PR	49,919.47	6
SD	493,481.32	51
VI	12,675.98	3
WY	696,080.00	59
	2,129,226.37	224